UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 5, 2016 Date of report (Date of earliest event reported)

LifeLock, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware	001-35671	56-2508977
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 East Rio Salado Parkway, Suite 400 Tempe, Arizona 85281 (Address of principal executive offices and zip code) (480) 682-5100 (Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 5, 2016, at the Annual Meeting of the Stockholders (the “2016 Annual Meeting”) of LifeLock, Inc. (the “Company”), stockholders approved the Company’s Senior Executive Bonus Plan (the “2016 Senior Executive Bonus Plan”) so that awards made under the 2016 Senior Executive Bonus Plan will qualify as performance-based compensation under federal tax regulations. The 2016 Senior Executive Bonus Plan was approved by the Compensation Committee of the Board of Directors (the “Board”) on March 17, 2016. A summary of the material terms of the 2016 Senior Executive Bonus Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 24, 2016 (the “Definitive Proxy Statement”). A copy of the 2016 Senior Executive Bonus Plan is attached as Appendix A to the Definitive Proxy Statement and will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2016.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 5, 2016, the following four proposals were voted on at the 2016 Annual Meeting. Set forth below, with respect to each such proposal, are the final number of votes cast for or against, the number of withhold voted, the number of abstentions and the number of broker non-votes, as applicable:
1.The stockholders elected three directors to serve as Class I directors of the Board, each to serve three-year terms until the 2019 annual meeting of stockholders or until their successors are duly elected and qualified, based on the following voting results:

	For	Withheld	Broker Non-Votes
Todd Davis	64,483,161	11,241,421	10,605,817
David Cowan	65,764,646	9,959,936	10,605,817
Jaynie Miller Studenmund	56,454,024	19,270,558	10,605,817
2.The stockholders approved, on an advisory basis, the Company’s named executive officers compensation, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
61,501,943	13,921,828	300,811	10,605,817
3.The stockholders approved the 2016 Senior Executive Bonus Plan, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
64,207,891	11,470,232	46,459	10,605,817
4.The stockholders ratified the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016, based on the following voting results:

For	Against	Abstain
86,141,409	157,220	31,770

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFELOCK, INC.
Date:	May 11, 2016	By:	/s/ Sharon Segev
Sharon Segev
Executive Vice President, General Counsel and Secretary